UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K/A

(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015

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Cimpress N.V.
(Exact Name of Registrant as Specified in Its Charter)

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The Netherlands	000-51539	98-0417483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hudsonweg 8
Venlo	5928 LW
The Netherlands	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 31-77-850-7700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Cimpress N.V. is filing this amendment to Current Report on Form 8-K/A for the purpose of including its presentation and script discussing its financial results for the first fiscal quarter ended September 30, 2015. The presentation is furnished as Exhibit 99.2 to this report, and the script that accompanies the presentation is furnished as Exhibit 99.3. On October 28, 2015, Cimpress filed with the Securities and Exchange Commission the Current Report on Form 8-K to which this amendment relates.
The information in this Item 2.02 and the exhibits to this report are not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor are they incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

See the Exhibit Index attached to this report.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2015	CIMPRESS N.V.

	By:	/s/Sean E. Quinn
Sean E. Quinn
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1
Press release dated October 28, 2015 entitled “Cimpress Reports First Quarter Fiscal Year 2016 Financial Results” was previously furnished as an exhibit to Cimpress' Current Report on Form 8-K filed with the Securities and Exchange Commission on October 28, 2015

99.2	Presentation dated October 28, 2015 entitled "Cimpress N.V. Q1 Fiscal Year 2016 Earnings presentation, commentary & financial results supplement"
99.3	Cimpress Q1 Fiscal Year 2016 Earnings Presentation Script dated October 28, 2015 accompanying the presentation in Exhibit 99.2